                                                                      EXHIBIT 3A

                                                                        [STAMP]

                              ARTICLES OF AMENDMENT
                                     TO THE
                            ARTICLES OF INCORPORATION
                                       OF
                       MITCHELL ENERGY & DEVELOPMENT CORP.


         Pursuant to the provisions of Article 4.04 of the Texas Business Corporation Act, the undersigned corporation adopts the following Articles of Amendment to its Articles of Incorporation:

                                   ARTICLE ONE

         The name of the corporation is Mitchell Energy & Development Corp.

                                   ARTICLE TWO

         The following amendment to the Articles of Incorporation was adopted by the shareholders of the corporation on June 28, 2000.

         Article Four of the Articles of Incorporation, as restated, was amended to read as follows:

                                  ARTICLE FOUR

                                AUTHORIZED SHARES

         The total number of shares of all classes of capital stock which the corporation shall have authority to issue is 210,000,000 shares, consisting of 10,000,000 shares of Preferred Stock of the par value of $0.10 each, and 200,000,000 shares of Class A Common Stock of the par value of $0.10 each (the Class A Common Stock being sometimes referred to as the "Common Stock").

                    RECLASSIFICATION OF CLASS B COMMON STOCK

         Upon these Articles of Amendment to the Restated Articles of Incorporation becoming effective pursuant to the Texas Business Corporation Act (the "Effective Time") and without any further action on the part of the corporation or its shareholders, each share of the corporation's Class B Common Stock, $0.10 par value (the "Class B Stock"), then issued (including shares held in the treasury of the corporation) shall automatically be reclassified, changed and converted into one fully paid and nonassessable share of Class A Common Stock.

         After the Effective Time, each holder of an outstanding certificate theretofore representing Class B Stock (a "Class B Stock Certificate") shall surrender such certificate to ChaseMellon Shareholder Services or another bank designated by the corporation to act as the Exchange Agent (herein so called). As soon as practicable after the surrender to the Exchange Agent of a Class B Stock Certificate, together with a duly executed transmittal letter and any other documents the Exchange Agent may specify, the Exchange Agent shall distribute to the person in whose name such certificate has been issued a certificate registered in the name of such person representing the same number of shares of Class A Common Stock as the number of shares of Class B Stock previously represented by the surrendered certificate. Until surrendered as contemplated by the preceding sentence, each Class B Stock Certificate shall be deemed at and after the Effective Time to represent the number of shares of Class A Common Stock contemplated by the preceding sentence, except as specified in the next succeeding paragraph in relation to dividends or other distributions.

         No dividend or other distribution declared or made with respect to the Class A Common Stock with a record date after the Effective Time shall be paid to the holder of any unsurrendered Class B Stock Certificate with respect to the shares of Class A Common Stock issuable upon surrender thereof until the holder of such Class B Stock Certificate shall surrender such certificate to the Exchange Agent in accordance with the next preceding paragraph. Subject to the effect of applicable law, following surrender of any such Class B Stock Certificate there shall be paid, without interest, to the record holder of each certificate representing shares of Class A Common Stock issued in exchange therefor: (i) at the time of such surrender, the amount of dividends or other distributions with a record date after the Effective Time theretofore paid with respect to such shares of Class A Common Stock and (ii) at the appropriate payment date, the amount of dividends or other distributions with a record date after the Effective Time but prior to surrender of such Class B Stock Certificate and a payment date subsequent to such surrender payable with respect to such shares of Class A Common Stock.

         No service changes, brokerage commissions or transfer taxes shall be payable by any holder of any Class B Stock Certificate, except that, if any certificates for Class A Common Stock are to be issued in a name other than that in which the Class B Stock Certificates surrendered are registered, it shall be a condition of such issuance that (i) the person requesting such issuance shall pay to the corporation any transfer taxes payable by reason thereof (or of any prior transfer of such surrendered certificate) or establish to the satisfaction of the corporation that such taxes have been paid or are not payable, and (ii) such surrendered certificate be properly endorsed and otherwise be in proper form for transfer. The corporation may impose such other reasonable conditions upon the exchange of certificates as it may deem to be necessary or desirable and as are consistent with the provisions of this Article Four.

         Upon the submission to the Exchange Agent of each Class B Stock Certificate, the same shall forthwith be canceled.

                        DESCRIPTION OF DIFFERENT CLASSES

         The descriptions of the different classes of capital stock of the corporation and the designations, preferences, limitations and relative rights thereof are as follows:

         1. Preferred Stock. The Preferred Stock may be divided into and issued in one or more series as herein provided, each series to be so designated as to distinguish the shares thereof from the shares of all other series and classes. The Board of Directors is hereby vested with the authority to establish and designate such series from time to time and, within the limitations prescribed by law or set forth herein, to fix and determine the number, the preferences, limitations and relative rights, including voting rights, of the authorized shares of any series so established, and to increase or decrease the number of shares within each such series; provided, however, that the Board of Directors may not decrease the number of shares within a series below the number of shares within such series that is then issued. The Board of Directors shall exercise such authority by the adoption of a resolution or resolutions as prescribed by law. The Preferred Stock of all series shall be identical, except as to the following preferences, limitations and relative rights, as to which there may be variations between different series:

         (a) The rate at which dividends, if any, are to accrue with respect to the shares of such series and the dates, terms and other conditions on which such dividends shall be payable;

         (b) The nature of any dividends payable with respect to the shares of such series as cumulative, noncumulative or partially cumulative;

         (c) Whether the shares of such series shall be subject to redemption by the corporation, and, if made subject to such redemption, the price at and the terms and conditions on which the shares of such series may be redeemed;

         (d) The rights and preferences, if any, of the holders of the shares of such series upon the liquidation, dissolution or winding up of the affairs of, or upon any distribution of the assets of, the corporation, which amount may vary depending upon whether such liquidation, dissolution or winding up is voluntary or involuntary and, if voluntary, may vary at different dates, and the status of the shares of such series as participating or nonparticipating after the satisfaction of any such rights and preferences;

         (e) Any requirements as to, and the terms and amount of, any sinking fund or purchase fund for, or the redemption, purchase or other retirement by the corporation of, the shares of such series;

         (f) The right, if any, to exchange or convert the shares of such series into (i) shares of any other series of the Preferred Stock or, to the extent permitted by law, into shares of any other class of capital stock of the corporation ranking on a parity with or junior to the Preferred Stock as to dividends or distribution of assets upon liquidation ("Junior Stock") or into other securities of the corporation or (ii) shares of capital stock or other securities of another corporation, and the rate or basis, time, manner and conditions of exchange or conversion or the method by which the same shall be determined;

         (g) The extent, if any, to which the holders of the shares of such series shall be entitled to vote as a class or otherwise with respect to any matter presented for that purpose to the shareholders of the corporation;

         (h) Any obligation of the corporation to repurchase any or all shares of such series; and

         (i) Any other relative rights and preferences of the shares of such series consistent with these Articles of Incorporation and applicable law.

         The terms of any series of Preferred Stock may be amended without consent of the holders of any other series of Preferred Stock or of any class of Junior Stock, provided such amendment does not adversely affect the holders of such other series of Preferred Stock or any class of Junior Stock. Shares of any series of Preferred Stock which have been issued and reacquired in any manner and are not held as treasury shares, including shares redeemed by purchase (whether through the operation of a retirement or sinking fund or otherwise), will have the status of authorized and unissued Preferred Stock and may be reissued as a part of the series of which they were originally a part or may be reclassified into and reissued as a part of a new series.

         2. Common Stock. Except as otherwise provided by law or by any resolution adopted by the Board of Directors fixing relative rights and preferences of any series of Preferred Stock, the entire voting power of the shares of the corporation for the election of directors and for all other purposes, as well as all other rights appertaining to shares of the corporation, shall be vested exclusively in the Common Stock. Each share of Common Stock shall have one vote upon all matters to be voted on by the holders of the Common Stock, and shall be entitled to participate equally in all dividends payable with respect to the Common Stock and to share ratably, subject to the rights and preferences of the Preferred Stock, in all assets of the corporation in the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the corporation, or upon any distribution of the assets of the corporation.

                                  ARTICLE THREE

         The amendment was adopted at the Annual Meeting of Stockholders held on June 28, 2000, to be effective at 4:00 p.m., New York City Time on June 29, 2000.

                                  ARTICLE FOUR

         The number of shares of Class A Common Stock of the corporation outstanding and entitled to vote at the Annual Meeting of Stockholders at which the amendment was adopted was 22,305,433, and the number of shares of Class of Class B Common Stock of the corporation outstanding and entitled to vote on the amendment was 26,797,851.

                                  ARTICLE FIVE

         The holders of 19,689,036 shares of Class A Common Stock and 22,731,903 shares of Class B Common Stock voted for adoption of the amendment; the holders of 438,441 shares of Class A Common Stock and 23,667 shares of Class B Common Stock voted against adoption of the amendment; and the holders of 1,131,096 shares of Class A Common Stock and 42,702 shares of Class B Common Stock did not vote.

                                       MITCHELL ENERGY & DEVELOPMENT CORP.

                                       By: /s/ THOMAS P. BATTLE
                                          -----------------------------------
                                          Thomas P. Battle
                                          Senior Vice President

                                                                         [STAMP]

                             ARTICLES OF AMENDMENT
                                     TO THE
                       RESTATED ARTICLES OF INCORPORATION
                                       OF
                       MITCHELL ENERGY & DEVELOPMENT CORP.

     Pursuant to the provisions of Article 4.04 of the Texas Business Corporation Act, the undersigned corporation adopts the following Articles of Amendment to its Restated Articles of Incorporation:

                                  ARTICLE ONE

     The name of the corporation is Mitchell Energy & Development Corp.

                                  ARTICLE TWO

     The following amendment to the Restated Articles of Incorporation was adopted by the shareholders of the corporation on June 24, 1992.

     Article Four of the Restated Articles of Incorporation is amended to read as follows:

                                  ARTICLE FOUR

                               AUTHORIZED SHARES

     The total number of shares of all classes of capital stock which the corporation shall have authority to issue is 210,000,000 shares, consisting of 10,000,000 shares of Preferred Stock of the par value of $0.10 each, 100,000,000 shares of Class A Common Stock of the par value of $0.10 each, and 100,000,000 shares of Class B Common Stock of the par value of $0.10 each (the Class A Common Stock and the Class B Common Stock being sometimes referred to together as the "Common Stock").

                      RECLASSIFICATION OF OLD COMMON STOCK

     Upon these Articles of Amendment to the Restated Articles of Incorporation becoming effective pursuant to the Texas Business Corporation Act (the "Effective Time"), and without any further action on the part of the corporation or its shareholders, each whole share of the corporation's Common Stock, $0.10 par value (the "Old Common Stock"), then issued (including shares held in the treasury of the corporation) shall automatically be reclassified, changed and converted into (i) one-half of a fully paid and nonassessable share of class A Common Stock and (ii) one-half of a fully paid and nonassessable share of Class B Common Stock.

     After the Effective Time, each holder of an outstanding certificate theretofore representing Old Common Stock shall surrender such certificate to Manufacturers Hanover Trust Company (or its successor by merger, Chemical Bank) or another bank designated by the corporation to act as the Exchange Agent (herein so called). As soon as practicable after the surrender to the Exchange Agent of any certificate which prior to the Effective Time represented any shares of Old Common Stock, together with a duly executed transmittal letter and any other documents the Exchange Agent may specify, the Exchange Agent shall distribute to the person in whose name such certificate has been issued certificates registered in the name of such person representing the number of full shares of Class A Common Stock and Class B Common Stock into which the shares of Old Common Stock previously represented by the surrendered certificate shall have been reclassified, changed and converted. Until surrendered as contemplated by the preceding sentence, each certificate which immediately prior to the Effective Time represented any shares of Old Common Stock shall be deemed at and after the Effective Time to represent the number of full shares of Class A Common Stock and Class B Common Stock contemplated by the preceding sentence. No service charges, brokerage commissions or transfer taxes shall be payable by any holder of any certificate which prior to the Effective Time represented any shares of Old Common Stock, except that, if any certificates for Class A Common Stock or Class B Common Stock are to be issued in a name other than that in which the certificates for shares of Old Common Stock surrendered are registered, it shall be a condition of such issuance that (i) the person requesting such issuance shall pay to the corporation any transfer taxes payable by reason thereof (or of any prior transfer of such surrendered certificate) or establish to the satisfaction of the corporation that such taxes have been paid or are not payable, and (ii) such surrendered certificate be properly endorsed and otherwise be in proper form for transfer. The corporation may impose such other reasonable conditions upon the exchange of certificates as it may deem to be necessary or desirable and as are consistent with the provisions of this Article Four.

         No certificates or scrip representing fractional shares of Common Stock shall be issued in connection with the reclassification provided for in this Article Four. Instead, at the Effective Time each one-half share of Class A Common Stock together with one-half share of Class B Common Stock otherwise resulting from such reclassification shall automatically be converted into the right to receive, upon surrender to the Exchange Agent as provided above of certificates which prior to the Effective Time represented an odd number of shares of Old Common Stock, cash in an amount equal to the closing price of a share of Old Common Stock, as reported on the New York Stock Exchange Composite Tape, on the trading day immediately preceding the day on which the Effective Time occurs (or, in the event that the Old Common Stock shall not trade on such day, then on the next preceding trading day on which it shall have traded). Notwithstanding the foregoing, further rules and regulations concerning the settlement of fractional shares of Common Stock otherwise issuable, not inconsistent with this Article Four, may be adopted by the corporation.

         Upon the submission to the Exchange Agent of each certificate which prior to the Effective Time represented shares of Old Common Stock, the same shall forthwith be cancelled.

                        DESCRIPTION OF DIFFERENT CLASSES

         The descriptions of the different classes of capital stock of the corporation and the designations, preferences, limitations and relative rights thereof are as follows:

         1. Preferred Stock. The Preferred Stock may be divided into and issued in one or more series as herein provided, each series to be so designated as to distinguish the shares thereof from the shares of all other series and classes. The Board of Directors is hereby vested with the authority to establish and designate such series from time to time and, within the limitations prescribed by law or set forth herein, to fix and determine the number, the preferences, limitations and relative rights, including voting rights, of the authorized shares of any series so established, and to increase or decrease the number of shares within each such series; provided, however, that the Board of Directors may not decrease the number of shares within a series below the number of shares within such series that is then issued. The Board of Directors shall exercise such authority by the adoption of a resolution or resolutions as prescribed by law. The Preferred Stock of all series shall be identical, except as to the following preferences, limitations and relative rights, as to which there may be variations between different series:

                  (a) The rate at which dividends, if any, are to accrue with respect to the shares of such series and the dates, terms and other conditions on which such dividends shall be payable;

                  (b) The nature of any dividends payable with respect to the shares of such series as cumulative, noncumulative or partially cumulative;

                  (c) Whether the shares of such series shall be subject to redemption by the corporation, and, if made subject to such redemption, the price at and the terms and conditions on which the shares of such series may be redeemed;

                  (d) The rights and preferences, if any, of the holders of the shares of such series upon the liquidation, dissolution or winding up of the affairs of, or upon any distribution of the assets of, the corporation, which amount may vary depending upon whether such liquidation, dissolution or winding up is voluntary or involuntary and, if voluntary, may vary at different dates, and the status of the shares of such series as participating or nonparticipating after the satisfaction of any such rights and preferences;

                  (e) Any requirements as to, and the terms and amount of, any sinking fund or purchase fund for, or the redemption, purchase or other retirement by the corporation of, the shares of such series;

                  (f) The right, if any, to exchange or convert the shares of such series into (i) shares of any other series of the Preferred Stock or, to the extent permitted by law, into shares of any other class of capital stock of the corporation ranking on a parity with or junior to the Preferred Stock as to dividends or distribution of assets upon liquidation ("Junior Stock") or into other securities of the corporation or (ii) shares of capital stock or other securities of another corporation, and the rate or basis, time, manner and conditions of exchange or conversion or the method by which the same shall be determined;

                  (g) The extent, if any, to which the holders of the shares of such series shall be entitled to vote as a class or otherwise with respect to any matter presented for that purpose to the shareholders of the corporation;

                  (h) Any obligation of the corporation to repurchase any or all shares of such series; and

                  (i) Any other relative rights and preferences of the shares of such series consistent with these Articles of Incorporation and applicable law.

         The terms of any series of Preferred Stock may be amended without consent of the holders of any other series of Preferred Stock or of any class of Junior Stock, provided such amendment does not adversely affect the holders of such other series of Preferred Stock or any class of Junior Stock. Shares of any series of Preferred Stock which have been issued and reacquired in any manner and are not held as treasury shares, including shares redeemed by purchase (whether through the operation of a retirement or sinking fund or otherwise), will have the status of authorized and unissued Preferred Stock and may be reissued as a part of the series of which they were originally a part of may be reclassified into and reissued as a part of a new series.

         2. Common Stock. The Class A Common Stock and the Class B Common Stock shall be identical in all respects and shall have equal preferences, limitations and relative rights, except as otherwise required by law or provided in this Article Four. The preferences, limitations and relative rights of each class of Common Stock are as follows:

                  (a) Voting. Except as otherwise provided by law or by any resolution adopted by the Board of Directors fixing the preferences, limitations and relative rights of any series of Preferred Stock, the entire voting power of the shares of the corporation for the election of directors and for all other purposes, as well as all other rights appertaining to shares of the corporation, shall be vested exclusively in the Class A Common Stock. Each record holder of Class A Common Stock shall be entitled to one vote for each share of Class A Common Stock registered in his name on the books of the corporation and otherwise entitled to vote. In any instance where the Class B Common Stock shall have voting rights provided by law, each record holder of Class B Common Stock shall be entitled to one vote for each share of Class B Common Stock registered in his name on the books of the corporation and otherwise entitled to vote.

                  (b) Conversion. Each share of Class B Common Stock shall be converted automatically into one share of Class A Common Stock in the event that the number of outstanding shares of Class A Common Stock, as reflected on the stock transfer records of the corporation, falls below 10% of the aggregate number of outstanding shares of Class A Common Stock and Class B Common Stock. (For purposes of this section 2 of Article Four, any shares of Common Stock repurchased by the corporation and held as treasury shares or cancelled by the corporation shall no longer be deemed "outstanding" from and after the date of repurchase.) From and after the time of any such automatic conversion, each certificate theretofore representing any shares of Class B Common Stock shall be deemed to represent an equal number of shares of Class A Common Stock and all authorized shares of Common Stock shall consist only of Class A Common Stock.

                  (c) Dividends, Splits, Etc. The record holders of Common Stock shall be entitled to receive such dividends in cash, stock or other property of the corporation as may be declared thereon by the Board of Directors out of funds legally available therefor. If a regular or special dividend is paid on either class of Common Stock, a dividend of like kind must be declared and paid contemporaneously with respect to the other class of Common Stock. With respect to payment of cash dividends, the dividend paid per share of Class B Common Stock must be equal or greater in amount than the dividend paid per share of Class A Common Stock. With respect to dividends other than cash, including stock dividends and stock splits, the payment per share of Class B Common Stock must be identical to the payment per share of Class A Common Stock, except that, if holders of Class A Common Stock receive shares of Class A Common Stock in connection with a stock split or stock dividend, holders of Class B Common Stock shall receive shares of Class B Common Stock in the same per share proportion as holders of Class A Common Stock receive shares of Class A Common Stock. If the corporation shall split, subdivide or combine the outstanding shares of Class A Common Stock or Class B Common Stock, then the outstanding shares of the other class of Common Stock shall be proportionally split, subdivided or combined in the same manner and on the same basis as the outstanding shares of the other class of Common Stock have been split, subdivided or combined.

         (d) Mergers, Etc. In the event that the corporation shall, in accordance with Part Five of the Texas Business Corporation Act (or any successor provision), (i) merge with or into one or more other entities
(whether or not the corporation shall be the surviving entity) or (ii) engage in a compulsory share exchange with one or more other entities, or in the event of the liquidation, dissolution or winding up of the affairs of the corporation, whether voluntary or involuntary, the holders of Class B Common Stock shall be entitled to receive the same per share consideration as the per share consideration, if any, received by any holder of the Class A Common Stock in such merger, share exchange or other event.

         (e) Class B Protection Provision.

                  (1) A Person, as defined in clause (6) of this subsection (e) of this Article Four, who, after the initial issuance of the Common Stock at the Effective Time (the time of such initial issuance being referred to hereinafter as the "Initial Issuance Time"), acquires any shares of Class A Common Stock may not exercise the voting power of that number of such shares so acquired that are deemed to be excess Class A Shares for purposes of this subsection (e). An acquisition of shares of Class A Common Stock hereunder shall be deemed to include any such shares that a Person acquires, directly or indirectly, in one transaction or in a series of transactions, or with respect to which the Person acts or agrees to act in concert with any other Person. The number of shares of Class A Common Stock deemed hereunder to be excess Class A Shares shall be determined by application of the following formula:

                           (i) the percentage which the number of shares of
                  Class A Common Stock acquired by the Person after the Initial Issuance Time bears to the aggregate number of outstanding shares of Class A Common Stock;

                           (ii) minus 15%;

                           (iii) minus the percentage which the number of shares
                  of Class B Common Stock acquired at an equitable price by that Person after the Initial Issuance Time bears to the aggregate number of outstanding shares of Class B Common Stock;

                           (iv) times the aggregate number of outstanding
                  shares of Class A Common Stock.

          For purposes of this determination, any shares of Class A Common Stock or of Class B Common Stock repurchased by the corporation since the last date on which a Person acquired any shares of Class A Common Stock or of Class B Common Stock (whether in treasury or retired) shall be deemed still to be outstanding. Determinations of excess Class A Shares will be made as of the date that a Person, directly or indirectly, alone or with others, otherwise would seek to exercise or direct the exercise of voting power with respect to those shares.

                  (2) Shares of Class B Common Stock shall have been acquired at an equitable price for purposes of clause (1) of this subsection (e) only if they were acquired at a price at least equal to the greater of:

                           (i) the highest per share price (including any
                  brokerage commissions, transfer taxes and soliciting dealers'
                  fees) paid by the acquiring Person for any shares of Class A Common Stock acquired by that Person within either 60 days before or 60 days after the shares of Class B Common Stock were acquired; or

                    (ii) the highest closing sale price during the 30-day period immediately before the shares of Class B Common Stock were acquired of a share of Class A Common Stock or of Class B Common Stock, as reported on the New York Stock Exchange Composite Tape (or such other exchange or quotation system as is then the principal trading market for such class of Common Stock).

          If any of the consideration given by the Person for any shares of Class A Common Stock under subclause (i) of this clause (2) was other than cash, the value of such non-cash consideration shall be as determined in good faith by the Board of Directors of the corporation.

               (3) An acquisition of shares of Class A Common Stock shall not include for the purposes of clause (1) of this subsection (e) an acquisition upon issuance or sale by the corporation, by operation of law, by will or the laws of descent and distribution, by gift, by foreclosure of a bona fide loan or upon a purchase from the foreclosing pledgee.

               (4) Unless there are affirmative attributes of concerted action, acting or agreeing to act in concert with any other Person shall not include for purposes of clause (1) of this subsection (e) actions taken or agreed to be taken by Persons acting in their official capacities as directors or officers of the corporation or actions by Persons merely because they are related by blood or marriage.

               (5) To the extent that the voting power of any share of Class A Common Stock cannot be exercised pursuant to this subsection (e), that share of Class A Common Stock shall not be included (to the extent permitted by law) in the determination of the voting power of the corporation for any purpose under these Restated Articles of Incorporation or the Texas Business Corporation Act.

               (6) For purposes of this subsection (e) of this Article Four, the term "Person" means a natural person, company, government, or any political subdivision, agency or instrumentality of a government or other entity.

          (f) Repurchases. The Board of Directors of the corporation shall have the power and authority to purchase shares of either class of Common Stock from such persons and for such consideration as the Board of Directors may from time to time, in its discretion, determine, whether or not less consideration could be paid upon the purchase of the same number of shares of the other class of Common Stock, and as otherwise permitted by law.

          (g) Issuances. The Board of Directors of the corporation shall have the power and authority to issue and sell shares of either class of Common Stock to such persons and for such consideration as the Board of Directors may from time to time, in its discretion, determine, whether or not greater consideration could be received upon the issue or sale of the same number of shares of the other class of Common Stock, and as otherwise permitted by law.

                                 ARTICLE THREE

     The number of shares of Common Stock of the corporation outstanding and entitled to vote at the Annual Meeting of Stockholders at which the amendment was adopted was 46,909,332.

                                  ARTICLE FOUR

     The number of shares of Common Stock voted for adoption of the amendment was 37,468,902, the number of shares of Common Stock voted against adoption of the amendment was 4,268,918 and the number of shares of Common Stock not voted was 5,171,512.

Dated: June 24, 1992.

                                             MITCHELL ENERGY & DEVELOPMENT
                                             CORP.

                                             By: /s/ THOMAS P. BATTLE
                                                 -------------------------
                                                 Thomas P. Battle
                                                 Senior Vice President

                                                                         [STAMP]

                             ARTICLES OF AMENDMENT
                                     TO THE
                           ARTICLES OF INCORPORATION
                                       OF
                      MITCHELL ENERGY & DEVELOPMENT CORP.

     Pursuant to the provisions of Article 4.04 of the Texas Business Corporation Act, the undersigned corporation adopts the following Articles of Amendment to its Articles of Incorporation:


                                  ARTICLE ONE

The name of the corporation is Mitchell Energy & Development Corp.


                                  ARTICLE TWO

     The following amendment to the Articles of Incorporation was adopted by the Shareholders of the Corporation on June 27, 1990.

     Article Four of the Articles of Incorporation, as restated, was amended to read as follows:


                                  ARTICLE FOUR

     The total number of shares of all classes of capital stock which the corporation shall have authority to issue is 110,000,000 shares, consisting of 10,000,000 shares of Preferred Stock of the par value of $0.10 each and 100,000,000 shares of Common Stock of the par value of $0.10 each.

     The descriptions of the different classes of capital stock of the corporation and the designations and the powers, preferences and rights, and the qualifications, limitations or restrictions thereof are as follows:

         1. Preferred Stock. The Preferred Stock may be divided into and issued in one or more series as herein provided, each series to be so designated as to distinguish the shares thereof from the shares of all other series and classes. The Board of Directors is hereby vested with the authority to establish and designate such series from time to time and, within the limitations prescribed by law or set forth herein, to fix and determine the number and the relative rights and preferences of the authorized shares of any series so established, and to increase or decrease the number of shares within each such series; provided, however, that the Board of Directors may not decrease the number of shares within a series below the number of shares within such series that is then issued. The Board of Directors shall exercise such authority by the adoption of a resolution or resolutions as prescribed by law. The Preferred Stock of all series shall be identical, except as to the following relative rights and preferences, as to which there may be variations between different series:

         (a) The rate at which dividends, if any, are to accrue with respect to the shares of such series and the dates, terms and other conditions on which such dividends shall be payable;

         (b) The nature of any dividends payable with respect to the shares of such series as cumulative, noncumulative or partially cumulative;

         (c) Whether the shares of such series shall be subject to redemption by the corporation, and, if made subject to such redemption, the price at and the terms and conditions on which the shares of such series may be redeemed;

         (d) The rights and preferences, if any, of the holders of the shares of such series upon the liquidation, dissolution or winding up of the affairs of, or upon any distribution of the assets of, the corporation, which amount may vary depending upon whether such liquidation, dissolution or winding up is voluntary or involuntary and, if voluntary, may vary at different dates, and the status of the shares of such series as participating or non-participating after the satisfaction of any such rights and preferences;

         (e) Any requirements as to, and the terms and amount of, any sinking fund or purchase fund for, or the redemption, purchase or other retirement by the corporation of, the shares of such series;

         (f) The right, if any, to exchange or convert the shares of such series into (i) shares of any other series of the Preferred Stock or, to the extent permitted by law, into shares of any other class of capital stock of the corporation ranking on a parity with or junior to the Preferred Stock as to dividends or distribution of assets upon liquidation or into other securities of the corporation or (ii) shares of capital stock or other securities of another corporation, and the rate or basis, time, manner and conditions of exchange or conversion or the method by which the same shall be determined;

                  (g) The extent, if any, to which the holders of the shares of such series shall be entitled to vote as a class or otherwise with respect to any matter presented for that purpose to the shareholders of the corporation;

                  (h) Any obligation of the corporation to repurchase any or all shares of such series; and

                  (i) Any other relative rights and preferences of the shares of such series consistent with these Articles of Incorporation and applicable law.

     The terms of any series of Preferred Stock may be amended without consent of the holders of any other series of Preferred Stock or of the Common Stock, provided such amendment does not adversely affect the holders of such other series of Preferred Stock or the Common Stock. Shares of any series of Preferred Stock which have been issued and reacquired in any manner and are not held as treasury shares, including shares redeemed by purchase (whether through the operation of a retirement or sinking fund or otherwise), will have the status of authorized and unissued Preferred Stock and may be reissued as a part of the series of which they were originally a part or may be reclassified into and reissued as a part of a new series.

     2. Common Stock. Except as otherwise provided by law or by any resolution adopted by the Board of Directors fixing the relative rights and preferences of any series of Preferred Stock, the entire voting power of the shares of the corporation for the election of directors and for all other purposes, as well as all other rights appertaining to shares of the corporation, shall be vested exclusively in the Common Stock. Each share of Common Stock shall have one vote upon all matters to be voted on by the holders of the Common Stock, and shall be entitled to participate equally in all dividends payable with respect to the Common Stock and to share ratably, subject to the rights and preferences of the Preferred Stock, in all assets of the corporation in the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the corporation, or upon any distribution of the assets of the corporation.


                                 ARTICLE THREE

     The number of shares of Common Stock of the corporation outstanding and entitled to vote at the Annual Meeting of Stockholders at which the amendment was adopted was 46,949,885.

                                  ARTICLE FOUR

     The holders of 36,376,032 shares of Common Stock voted for adoption of the amendment; the holders of 3,563,156 shares of Common Stock voted against adoption of the amendment; and the holders of 84,831 shares did not vote.

                                             MITCHELL ENERGY & DEVELOPMENT
                                             CORP.

                                             By: /s/ THOMAS P. BATTLE
                                                 -------------------------------
                                                 Thomas P. Battle
                                                 Senior Vice President

     SWORN TO by Thomas P. Battle, Senior Vice President of Mitchell Energy & Development Corp., on June 30, 1990.

                                             /s/ CAROL V. WEBB
                                             -----------------------------------
                                             Carol V. Webb
                                             Notary Public
                                             State of Texas
                                             My Commission Expires: 6-8-93

                                             [STAMP]

                                                                         [STAMP]

                               ARTICLES OF MERGER

         Pursuant to the provisions of Article 5.16 of the Texas Business Corporation Act, the undersigned corporation adopts the following Articles of Merger for the purpose of merging a one hundred per cent (100%) owned subsidiary, The Woodlands Commuter Service, Inc. into the undersigned corporation:

         1. The name of the subsidiary corporation is The Woodlands Commuter Service, Inc. The jurisdiction under which it is organized is Texas.

         2. The name of the parent corporation is Mitchell Energy & Development Corp. The jurisdiction under which it is organized is Texas, the laws of which permit this merger.

         3. The number of outstanding shares of the subsidiary corporation is 1000 common shares with a par value of $1.00 per share, and the number of such shares owned by the parent corporation is 1000.

         4. The following resolutions adopted by the Board of Directors of the parent corporation to merge the subsidiary corporation into it was adopted on March 29, 1989:

         WHEREAS, Mitchell Energy & Development Corp., a Texas corporation, owns one hundred percent (100%) of the outstanding stock of The Woodlands Commuter Service, Inc., a Texas corporation; and

         WHEREAS, it is in the interest of Mitchell Energy & Development Corp. to merge with The Woodlands Commuter Service, Inc.;

         NOW, THEREFORE, BE IT RESOLVED, that Mitchell Energy & Development Corp. does merge into itself The Woodlands Commuter Service, Inc. and assumes all of its obligations; and

RESOLVED FURTHER, that the proper officers of the company are directed to make and execute appropriate documents of merger showing the merger to be effective March 31, 1989, and Mitchell Energy & Development Corp. to be the surviving corporation; and

RESOLVED FURTHER, that the aforementioned documents be filed with the Secretary of State of Texas and that all further acts or filings whatsoever, which may be anywise necessary or proper to effect said merger, are hereby authorized.

                                                  MITCHELL ENERGY & DEVELOPMENT
                                                  CORP., A Texas corporation

                                                  By: /s/ THOMAS P. BATTLE
                                                      -------------------------
                                                      Thomas P. Battle
                                                      Senior Vice President

                                                                         [STAMP]
                              ARTICLES OF AMENDMENT
                                     TO THE
                            ARTICLES OF INCORPORATION
                                       OF
                        MITCHELL ENERGY & DEVELOPMENT CORP.


         Pursuant to the provisions of Article 4.04 of the Texas Business Corporation Act, the undersigned corporation adopts the following Articles of Amendment to its Articles of Incorporation:

                                   ARTICLE ONE

         The name of the corporation is Mitchell Energy & Development Corp.

                                   ARTICLE TWO

         The following amendment to the Articles of Incorporation was adopted by the Shareholders of the Corporation on June 29, 1988:

         The amendment which provides for the limitation on liability of directors, is an addition to the original Articles of Incorporation, and the text of such provision shall read in its entirety, as follows:

                                  "ARTICLE TEN

                  A director of the Company shall not be liable to the Company or its shareholders [i.e., stockholders] for monetary damages for an act or omission in the director's capacity as a director, except that this Article does not eliminate or limit the liability of a director for:

                  (1) a breach of a director's duty of loyalty to the Company or its shareholders;

                  (2) an act or omission not in good faith or that involves intentional misconduct or a knowing violation of the law;

                  (3) a transaction from which a director received an improper benefit, whether or not the benefit resulted from an action taken within the scope of the director's office;

                  (4) an act or omission for which the liability of a director is expressly provided for by statute; or

                  (5) an act related to an unlawful stock repurchase or payment of a dividend.

                  Any repeal or amendment of this Article by the shareholders of the Company shall be prospective only and shall not adversely affect any limitation on the liability of a director of the Company existing at the time of such repeal or amendment. In addition to the circumstances in which a director of the Company is not liable as set forth in the preceding sentences, a director shall not be liable to the fullest extent permitted by any provision of the statutes of Texas hereafter enacted that further limits the liability of a director."


                                   ARTICLE THREE

         The number of shares of Common Stock of the corporation outstanding and entitled to vote at the Annual Meeting of Stockholders at which the amendment was adopted was 46,810,910.

                                  ARTICLE FOUR

         The holders of 40,232,858 shares of Common Stock voted for adoption of the amendment; the holders of 527,806 shares of Common Stock voted against adoption of the amendment; and the holders of 61,020 shares did not vote.

                                             MITCHELL ENERGY & DEVELOPMENT CORP.

                                             By: /s/ THOMAS P. BATTLE
                                                 -------------------------------
                                                 Thomas P. Battle
                                                 Senior Vice President

         SWORN TO by Thomas P. Battle, Senior Vice President of Mitchell Energy & Development Corp., on June 30, 1998.

                                                 /s/ CAROL V. WEBB
                                             -----------------------------------
                                                 Carol V. Webb
                    [SEAL]                       Notary Public
                                                 State of Texas
                                                 My Commission Expires: 6-8-89

                                                                         [STAMP]

                            ARTICLES OF AMENDMENT TO
                          ARTICLES OF INCORPORATION OF
                      MITCHELL ENERGY & DEVELOPMENT CORP.

                                  ARTICLE ONE

         The name of the corporation is Mitchell Energy Development Corp.

                                  ARTICLE TWO

         The following amendment to the Articles of Incorporation was adopted on June 24, 1981.

         Article Four of the Articles of Incorporation, as restated, was amended to read as follows:

                                  Article Four

                  The aggregate number of shares which the corporation shall have authority to issue is One Hundred Million (100,000,000) shares of Common Stock, with a par value of ten cents ($0.10) per share.

                                 ARTICLE THREE

         The number of shares of Common Stock of the corporation outstanding and entitled to vote at the Annual Meeting of Stockholders at which the amendment was adopted was 47,896,539.

                                  ARTICLE FOUR

         The holders of 40,369,410 shares of Common Stock voted for adoption of the amendment; the holders of 150,794 shares of Common Stock voted against adoption of the amendment; and the holders of 7,376,335 shares did not vote.

                                             MITCHELL ENERGY & DEVELOPMENT CORP.



                                             By: /s/ PAUL W. WOMMACK
                                                 -------------------------------
                                                 Paul W. Wommack
                                                 Senior Vice President



                                             By: /s/ ERIC E. CHIARIZIO
                                                 -------------------------------
                                                 Eric E. Chiarizio
                                                 Assistant Secretary


         SWORN TO by Paul W. Wommack, Senior Vice President of Mitchell Energy & Development Corp., on June 30, 1981.

[SEAL]

                                                 /s/ ONA LEA WILLIAMS
                                                 -------------------------------

                                                      [NOTARY STAMP]

                                                                         [STAMP]

                       STATEMENT OF CHANGE OF REGISTERED

                       OFFICE OR REGISTERED AGENT OR BOTH

                        BY A TEXAS DOMESTIC CORPORATION


1.   The name of the corporation is Mitchell Energy & Development Corp.

2. The address, including street and number, of its present registered office as shown in the records of the Secretary of State of the State of Texas prior to filing this statement is 2001 Timberloch Place, The Woodlands, Texas 77380

3. The address, including street and number, to which its registered office is to be changed is 2002 Timberloch Place, The Woodlands, Texas 77380

     ---------------------------------------------------------------------------
     (Give new address or state "no change")

4. The name of its present registered agent, as shown in the records of the Secretary of State of the State of Texas, prior to filing this statement is Paul W. Wommack

5.   The name of its new registered agent is No Change

     --------------------------------------------------------------------------
     (Give new name or state "no change")

6. The address of its registered office and the address of the business office of its registered agent, as changed, will be identical.

7.   Such change was authorized by its board of directors.


                                                   /s/ PAUL W. WOMMACK
                                             -----------------------------------
                                                       Vice President

Sworn to   October 14, 1983
         --------------------
         (date)

                                                     /s/ CAROL V. WEBB
                                             -----------------------------------
                                                   Notary Public
         [SEAL]                                    Montgomery County, Texas


                                                       [NOTARY STAMP]

                                                                         [STAMP]

                                  STATEMENT OF

                       CANCELLATION OF TREASURY SHARES OF

                      MITCHELL ENERGY & DEVELOPMENT CORP.

     Pursuant to the provisions of Article 4.11 of the Texas Business Corporation Act, the undersigned corporation makes this Statement for the purpose of cancelling certain shares of its common stock reacquired by it, as follows:

         1. The name of the corporation is Mitchell Energy & Development Corp.

         2. A resolution was duly adopted by the board of directors on May 23, 1984, authorizing the cancellation of Three Hundred and Eight Thousand Six Hundred and Twelve (308,612) treasury shares, itemized as follows:


                     Class             Number of Shares
                     -----             ----------------
                 Common Stock              308,612

     The amount of stated capital represented by the shares to be cancelled is Thirty Thousand Eight Hundred Sixty-one Dollars and Twenty Cents ($30,861.20).

         3. The aggregate number of issued shares, after giving effect to such cancellation, is Forty-seven Million Nine Hundred Fifty-six Thousand Eight Hundred Sixty-nine (47,956,869), itemized as follows:


                     Class          Par Value          Number of Shares
                     -----          ---------          ----------------
                 Common Stock         $0.10               47,956,869

         4. The amount of the stated capital of the corporation, after giving effect to such cancellation, is Four Million Seven Hundred Ninety-five Thousand Six Hundred Eighty-six Dollars and Ninety Cents ($4,795,686.90).

         Dated May 31, 1984.

ATTEST:                                MITCHELL ENERGY &
                                       DEVELOPMENT CORP.



By: /s/ JEFFREY R. HARDER              By: /s/ PAUL W. WOMMACK
    ---------------------                  ---------------------
    Jeffrey R. Harder                      Paul W. Wommack
    Assistant Secretary                    Senior Vice President

STATE OF TEXAS         )
                       )
COUNTY OF MONTGOMERY   )

     I, Carol V. Webb, a notary public, do hereby certify that on this 31st day of May, 1984, personally appeared before me Paul W. Wommack, who, being by me first duly sworn, declared that he is the Senior Vice President of Mitchell Energy & Development Corp., that he signed the foregoing document as such officer of the corporation, and that the statements contained therein are true and correct.

                                       /s/ CAROL V. WEBB
                                       ------------------------
                                       Notary Public in and for
                                       the State of Texas


[SEAL]                                              [NOTARY STAMP]

                                                                         [STAMP]

                       STATEMENT OF CHANGE OF REGISTERED

                       OFFICE OR REGISTERED AGENT OR BOTH

                        BY A TEXAS DOMESTIC CORPORATION



1. The name of the corporation is Mitchell Energy & Development Corp.

2. The address, including street and number, of its present registered office as shown in the records of the Secretary of State of the State of Texas before filing this statement is 2002 Timberloch Place, The Woodlands, TX 77380.

3. The address, including street and number, to which its registered office is to be changed is no change.

-------------------------------------------------------------------------------
(Give new address or state "no change")

4. The name of its present registered agent, as shown in the records of the Secretary of State of the State of Texas, before filing this statement is Paul
W. Wommack.

5. The name of its new registered agent is Thomas P. Battle.

-------------------------------------------------------------------------------
(Give new address or state "no change")

6. The address of its registered office and the address of the business office of its registered agent, as changed, will be identical.

7. Such change was authorized by: (Check One)

    x  A. The Board of Directors
   ----
       B. An officer of the corporation so authorized by the Board of Directors.
   ----

                                                    /s/ MICHAEL C. HERRMANN
                                                    -----------------------
                                                    An Authorized Officer
                                                       Michael C. Herrmann

                                                                         [STAMP]

                    STATEMENT OF CHANGE OF REGISTERED OFFICE

                      MITCHELL ENERGY & DEVELOPMENT CORP.

         Pursuant to the provisions of the Texas Business Corporation Act, Mitchell Energy & Development Corp. files this Statement:

         (1) The name of the corporation is Mitchell Energy & Development Corp.

         (2) The post office address of its current registered office is 3900 One Shell Plaza, Houston, Texas 77002.

         (3) The post office address to which its registered office is to be changed to 2001 Timberloch Place, The Woodlands, Texas 77380.

         (4) The name of its current registered agent is Paul W. Wommack.

         (5) There is to be no change of its registered agent.

         (6) The post office address of its registered office, as changed, and the post office address of the business office of its registered agent will be identical.

         (7) The change of the registered office was authorized by the Board of Directors.

                                          MITCHELL ENERGY & DEVELOPMENT CORP.

                                          By: /s/ PAUL W. WOMMACK
                                              -------------------------------
                                              Paul W. Wommack
                                              Senior Vice President

         SWORN TO by Paul W. Wommack on November 12, 1980.

                                          /s/ OMA LEE WILLIAMS
                                          -----------------------------------
                                          Notary Public
                                          State of Texas
                                          Oma Lee Williams
                                          My commission expires August 11, 1984.

[SEAL]

                                                                         [STAMP]

                            ARTICLES OF AMENDMENT TO

                          ARTICLES OF INCORPORATION OF

                      MITCHELL ENERGY & DEVELOPMENT CORP.



                                  ARTICLE ONE

         The name of the corporation is Mitchell Energy & Development Corp.

                                  ARTICLE TWO

         The following amendment to the Articles of Incorporation was adopted on April 15, 1980.

         Article Four of the Articles of Incorporation, as restated, was amended to read as follows:

                                  Article Four

                  The aggregate number of shares which the corporation shall have authority to issue is Fifty Million (50,000,000) shares of Common Stock, with a par value of ten cents ($0.10) per share.

                                 ARTICLE THREE

         The number of shares of Common Stock of the corporation outstanding and entitled to vote at the Special Meeting of Stockholders at which the amendment was adopted was 18,019,880.

                                  ARTICLE FOUR

         The holders of 13,848,733 shares of Common Stock voted for adoption of the amendment; the holders of 13,801 shares of Common Stock voted against adoption of the amendment; and the holders of 4,157,346 shares did not vote.

                                    MITCHELL ENERGY & DEVELOPMENT CORP.

                                    By: /s/ PAUL W. WOMMACK
                                    -----------------------------------
                                        Paul W. Wommack
                                        Senior Vice President


                                    By: /s/ ERIC E. CHIARIZIO
                                    -----------------------------------
                                        Eric E. Chiarizio
                                        Assistant Secretary

         SWORN TO by Paul W. Wommack, Senior Vice President of Mitchell Energy & Development Corp., on April 15, 1980.

                                     /s/ JOIE A. CUTAIA
                                    -----------------------------------
                                         Joie A. Cutaia

[SEAL]                                                            [NOTARY STAMP]

                                                                         [STAMP]

                               ARTICLES OF MERGER

                                       OF

                           THE WOODLANDS GAS COMPANY

                                      INTO

                      MITCHELL ENERGY & DEVELOPMENT CORP.

         Pursuant to the provisions of Article 5.16 of the Texas Business Corporation Act, Mitchell Energy & Development Corp. adopts these Articles of Merger for the purpose of merging its wholly-owned subsidiary, The Woodlands Gas Company, into itself:

         1. The name of the parent corporation is Mitchell Energy & Development Corp. The name of the subsidiary corporation is The Woodlands Gas Company. Both the parent corporation and the subsidiary corporation are organized under the laws of the State of Texas.

         2. The following table sets forth the number of outstanding shares of each class of the subsidiary corporation and the number of such shares of each class owned by the parent corporation:

Class of Stock                    Number of                    Number of Shares
of Subsidiary                Shares Outstanding                Owned by Parent
--------------               ------------------                ----------------
Common Stock,
Par Value $1.00                     1,000                            1,000

         3. Attached hereto as Exhibit "A" is a copy of the resolutions adopted by the Board of Directors of the parent corporation on January 19, 1978.

         Dated:  January 20, 1978.

                                             MITCHELL ENERGY & DEVELOPMENT CORP.


                                             By:      /s/ BERNARD F. CLARK
                                                --------------------------------
                                                    Bernard F. Clark
                                                    Executive Vice President


                                             By:      /s/ PAUL W. WOMMACK
                                                --------------------------------
                                                    Paul W. Wommack
                                                    Secretary

THE STATE OF TEXAS   )
COUNTY OF HARRIS     )

         I, Joie A. Cutaia, a Notary Public, do hereby certify that on January 20, 1978, there personally appeared before me Bernard F. Clark, who, being by me first duly sworn, declared that he is Executive Vice President of Mitchell Energy & Development Corp., that he signed these Articles of Merger as such officer, and that the statements contained therein are true and correct.


                                                     /s/ JOIE A. CUTAIA
                                             -----------------------------------
                                             Notary Public
                                             Harris County, Texas



                                                       [NOTARY STAMP]

                                 EXHIBIT "A" TO

                               ARTICLES OF MERGER

                                       OF

                           THE WOODLANDS GAS COMPANY

                                      INTO

                      MITCHELL ENERGY & DEVELOPMENT CORP.



                       RESOLUTIONS OF BOARD OF DIRECTORS

         The following resolutions were adopted by the Board of Directors of Mitchell Energy & Development Corp. on January 19, 1978:

         WHEREAS, the Company owns all of the outstanding shares of stock of The Woodlands Gas Company; and

         WHEREAS, it is deemed to be in the best interests of the Company and The Woodlands Gas Company that a proposed Agreement and Plan of
         Merger, a copy of which has been presented to this meeting, be approved and that The Woodlands Gas Company be merged into the Company;

         BE IT RESOLVED, that the Agreement and Plan of Merger presented to this meeting be, and it is hereby, approved, and that The Woodlands Gas Company be merged into the Company effective February 1, 1978, in accordance with the terms of the said Agreement and Plan of Merger; and,

         BE IT FURTHER RESOLVED, that the President or any Vice President and the Secretary or any Assistant Secretary be, and they are hereby, authorized to execute the Agreement and Plan of Merger on behalf of the Company, and to execute all other instruments and do all acts necessary to accomplish this merger in accordance with the laws of the State of Texas and any other applicable law.

                                                                         [STAMP]

                                  STATEMENT OF

                        CANCELLATION OF TREASURY SHARES

                                       OF

                      MITCHELL ENERGY & DEVELOPMENT CORP.

         Pursuant to the provisions of Article 4.11 of the Texas Business Corporation Act, the undersigned corporation makes this Statement for the purpose of cancelling certain shares of its common stock reacquired by it, as follows:

         1. The name of the corporation is Mitchell Energy & Development Corp.

         2. A resolution was duly adopted by the board of directors on June 29, 1977, authorizing the cancellation of Thirty-five Thousand Seven Hundred Thirty-three (35,733) treasury shares, itemized as follows:

                           CLASS       NUMBER OF SHARES
                           -----       ----------------
                        Common Stock        35,733

         The amount of stated capital represented by the shares to be cancelled is Three Thousand Five Hundred Seventy-three Dollars and Thirty Cents ($3,573.30).

         3. The aggregate number of issued shares, after giving effect to such cancellation, is Nine Million Forty-one Thousand Nine Hundred Six (9,041,906), itemized as follows:

                    CLASS          PAR VALUE          NUMBER OF SHARES
                    -----          ---------          ----------------
                  Common Stock      $0.10                9,041,906

         4. The amount of the stated capital of the corporation, after giving effect to such cancellation, is Nine Hundred Four Thousand One Hundred Ninety Dollars and Sixty Cents ($904,190.60).

         Dated July 7, 1977

                                           MITCHELL ENERGY & DEVELOPMENT CORP.

                                            By: /s/ BERNARD F. CLARK
                                                ------------------------
                                                Bernard F. Clark
                                                Executive Vice President


                                            By: /s/ ERIC E. CHIARIZIO
                                                ------------------------
                                                Eric E. Chiarizio
                                                Assistant Secretary

THE STATE OF TEXAS  )
                    )
COUNTY OF HARRIS    )

         I, Amelda M. Pierre, a notary public, do hereby certify that on this 7th day of July, 1977, personally appeared before me Bernard F. Clark, who, being by me first duly sworn, declared that he is the Executive Vice President of Mitchell Energy & Development Corp., that he signed the foregoing document as such officer of the corporation, and that the statements contained therein are true and correct.

                                             /s/ AMELDA M. PIERRE
                                 ---------------------------------------------
                                                Amelda M. Pierre

                                                 [NOTARY STAMP]

                                                                         [STAMP]

                            ARTICLES OF AMENDMENT TO

                          ARTICLES OF INCORPORATION OF

                      MITCHELL ENERGY & DEVELOPMENT CORP.

                                  ARTICLE ONE

         The name of the corporation is Mitchell Energy & Development Corp.

                                  ARTICLE TWO

         The following amendment to the Articles of Incorporation was adopted on June 29, 1977.

         Article Four of the Articles of Incorporation, as restated, was amended to read as follows:

                                  Article Four

               The aggregate number of shares which the corporation shall have authority to issue is Twenty Million (20,000,000) shares of Common Stock, with a par value of ten cents ($0.10) per share.

                                 ARTICLE THREE

         The number of shares of Common Stock of the corporation outstanding and entitled to vote at the Annual Meeting of Stockholders at which the amendment was adopted was 6,808,654.

                                  ARTICLE FOUR

         The holders of 5,761,862 shares of Common Stock voted for adoption of the amendment; the holders of 19,784 shares of Common Stock voted against adoption of the amendment; and the holders of 1,027,008 shares did not vote.


                                       MITCHELL ENERGY & DEVELOPMENT CORP.


                                       By: /s/ BERNARD F. CLARK
                                          ------------------------
                                          Executive Vice President

                                       By: /s/ ERIC E. CHIARIZIO
                                          ------------------------
                                          ASSISTANT Secretary

THE STATE OF TEXAS         )
                           )
COUNTY OF HARRIS           )

         I, Amelda M. Pierre, a Notary Public, do hereby certify that on this 6th day of July, 1977, personally appeared before me Bernard F. Clark, being duly sworn, and declared that he is the Executive Vice President of Mitchell Energy & Development Corp., that he signed the foregoing document in the capacity therein stated, and that the statements therein contained are true and correct.


                                          /s/ AMELDA M. PIERRE
                                          --------------------------------
                                          Notary Public in and for Harris
                                          County, Texas

                                                                         [STAMP]

                                  STATEMENT OF

                        CANCELLATION OF TREASURY SHARES

To the Secretary of State of the State of Texas:

         Pursuant to the provision of Article 4.11 of the Texas Business Corporation Act, the undersigned corporation submits the following statement of cancellation by resolution of its board of directors of shares of the corporation reacquired by it, other than redeemable shares redeemed or purchased:

         1. The name of the corporation is MITCHELL ENERGY & DEVELOPMENT CORP.

         2. A resolution was duly adopted by the board of directors on June 30, 1976, authorizing the cancellation of Thirty Six Thousand Two Hundred Sixty Nine (36,269), treasury shares, itemized as follows:

                           Class       Number of Shares
                           -----       ----------------
                           Common           36,269

         The amount of stated capital represented by the shares to be cancelled is Three Thousand Six Hundred Twenty Six and 90/100 Dollars ($3,626,90).

         3. The aggregate number of issued shares, itemized by class and par value, if any, after giving effect to such cancellation is Five Million Four Hundred Eleven Thousand Nine Hundred Fifty Three (5,411,953), itemized as follows:

                    Class          Par Value          Number of Shares
                    -----          ---------          ----------------
                    Common           $ .10                5,411,953

         4. The amount of the stated capital of the corporation, after giving effect to such cancellation is $541,195.30.

Dated July 14, 1976.


ATTEST:                                     MITCHELL ENERGY & DEVELOPMENT CORP.

By /s/ PAUL W. WOMMACK                      By  /s/ BERNARD F. CLARK
   -------------------                          ------------------------
       Paul W. Wommack                              Bernard F. Clark
       Secretary                                    Executive Vice President

THE STATE OF TEXAS  )

COUNTY OF HARRIS    )

         I, Claudette Brandon, a notary public, do hereby certify that on this 14th day of July, 1976, personally appeared before me Bernard F. Clark, who, being by me first duly sworn, declared that he is the Executive Vice President of MITCHELL ENERGY & DEVELOPMENT CORP., that he signed the foregoing document as such officer of the corporation, and that the statements therein contained are true.

                                        /s/ CLAUDETTE BRANDON
                                        ---------------------------------
                                                 Notary Public

                                        Claudette Brandon
                                        My Commission expires July 13, 1978

                                                                         [STAMP]

                                  STATEMENT OF

                        CANCELLATION OF TREASURY SHARES

To the Secretary of State of the State of Texas:

         Pursuant to the provisions of Article 4.11 of the Texas Business Corporation Act, the undersigned corporation submits the following statement of cancellation by resolution of its Board of Directors of shares of the corporation reacquired by it, other than redeemable shares redeemed or purchased:

         1. The name of the corporation is Mitchell Energy & Development Corp.

         2. A resolution was duly adopted by the Board of Directors on December 10, 1971, authorizing the cancellation of 18,920, treasury shares, itemized as follows:

                        CLASS          NUMBER OF SHARES
                        -----          ----------------
                        Common             18,920

         The amount of stated capital represented by the shares to be cancelled is One Thousand Eight Hundred Ninety-two Dollars ($1,892.00).

         3. The aggregate number of issued shares, itemized by classes and series and par value, if any, after giving effect to such cancellation is itemized as follows:

         CLASS           SERIES          PAR VALUE          NUMBER OF SHARES
         -----           ------          ---------          ----------------
         Common          None              $ .10                3,741,000

         4. The amount of the stated capital of the corporation, after giving effect to such cancellation, is $374,100.00.

         Dated December 20, 1971.

                                           MITCHELL ENERGY & DEVELOPMENT CORP.

                                            By: /s/ BERNARD F. CLARK
                                                ------------------------
                                                Executive Vice President


                                            By: /s/ [ILLEGIBLE]
                                                --------------------
                                                Secretary

STATE OF TEXAS       )
                     )
COUNTY OF HARRIS     )

         I, Minnie M. Adams, a Notary Public, do hereby certify that on this 20th day of December, 1971, personally appeared before me Bernard F. Clark, who, being by me first duly sworn, declared that he is the Executive Vice President of MITCHELL ENERGY & DEVELOPMENT CORP., that he signed the foregoing document as Executive Vice President of the corporation, and that the statements therein contained are true.

                                        /s/ MINNIE M. ADAMS
                                        ------------------------
                                        Notary Public in and for
                                        Harris County, Texas

                                        [STAMP]

                                                                         [STAMP]

                       RESTATED ARTICLES OF INCORPORATION

                                       OF

                   MITCHELL & MITCHELL GAS & OIL CORPORATION

         1. Mitchell & Mitchell Gas & Oil Corporation, pursuant to the provisions of Article 4.07 of the Texas Business Corporation Act, hereby adopts restated articles of incorporation which accurately copy the articles of incorporation and all amendments thereto that are in effect to date and as further amended by such restated articles of incorporation as hereinafter set forth and which contain no other change in any provision thereof.

         2. The articles of incorporation of the corporation are amended by these restated articles of incorporation to (a) change the name of the Corporation, (b) change the term of corporate existence to perpetual, (c) enlarge the corporate purposes, (d) change and increase the authorized capital stock, (e) deny preemptive rights, (f) change the registered office and registered agent, (g) delete the designation of the number, names and addresses of the original directors and substitute the names and addresses of the present directors and (h) authorize the directors to alter, amend and repeal the bylaws.

         3. Each such amendment made by these restated articles of incorporation has been effected in conformity with the provisions of the Texas Business Corporation Act and such restated articles of incorporation and each such amendment made by the restated articles of incorporation was duly adopted by the shareholders of the corporation on the 4th day of August, 1971.

         4. The number of shares outstanding was 87,000 and the number of shares entitled to vote on the restated articles of incorporation as so amended was 87,000, all of which voted for the adoption of such restated articles of incorporation as so amended.

         5. Each issued and outstanding share of capital stock, par value 1.00, and 440 issued shares presently held by the corporation as treasury shares are hereby changed and reclassified into 43 shares of Common Stock, par value $.10, and the amount of stated capital is hereby increased from $100,000 to $375,599.20 by transferring $275,599.20 from the corporation's earned surplus account to its Common Stock account. Each of the remaining 12,560 issued shares presently held by the corporation as treasury shares is hereby cancelled.

         6. The articles of incorporation and all amendments and supplements thereto are hereby superseded by the following restated articles of incorporation which accurately copy the entire text thereof and as amended:

                       RESTATED ARTICLES OF INCORPORATION

                                       OF

                      MITCHELL ENERGY & DEVELOPMENT CORP.


                                  ARTICLE ONE

         The name of the corporation is MITCHELL ENERGY & DEVELOPMENT CORP.

                                  ARTICLE TWO

         The period of its duration is perpetual.

                                 ARTICLE THREE

         The purposes for which the corporation is organized are:

         1. To purchase, control, contract for, acquire, appropriate, locate, own, improve, maintain, sell, exchange, lease, encumber, mortgage, pledge, grant, transfer, convey, assign, convey to trustees, develop and exploit, either by itself or jointly with others, oil, gas, asphalt and other natural substances, minerals, metals or elements; to explore, drill and bore for, develop, discover, extract, crack, produce, separate, refine, process, treat, store, transport, distribute, market, buy and sell natural gas, gas or other gaseous hydrocarbons and petroleum products, oil and any other minerals or mineral solutions or the products or by-products thereof, provided, however, that the corporation may not engage directly in the oil pipeline business in the State of Texas.

         2. To acquire, take, bring together, lease, purchase or otherwise obtain and to hold, own, maintain, manage, control, exploit, operate, use and otherwise deal in and to sell, convey, transfer, exchange, pledge, mortgage, lease or otherwise dispose of royalties and other interests in minerals and to collect the revenues arising therefrom.

         3. By itself or jointly with others, to engage in research, exploration, laboratory and development work relating to any substance, compound or mixture, now known or which may hereafter be known, discovered or developed, and to perfect, develop, manufacture, use, apply and generally deal in any such substance, compound or mixture.

         4. To subscribe for or cause to be subscribed for, and to purchase or otherwise acquire, hold for investment, sell, assign, transfer, mortgage, pledge, exchange, distribute, or otherwise dispose of in whole or in part, securities of any kind, character or description whatsoever of, or any other interests in, any other corporation or business organization whatsoever, whether or not now in existence, organized under the laws of the United States or of any state, district, territory or possession of the United States or of any foreign country or of any subdivision, possession or dependency of any such foreign country, without regard part of the world in which it is carried on; to exercise all the rights, powers and privileges of ownership of any such securities or other interests, including the right to vote, to the same extent as a natural person might or could do, and to do any and all acts and things necessary, advisable or desirable for the preservation and enhancement in value of any of such securities or interests, including making loans or granting subsidies to or otherwise assisting, and guaranteeing the obligations of, or the payment of dividends by, any such corporation or business organization as permitted by law.

         5. To carry on any of its business as a partner or joint venturer with another or others; to act in any capacity as manager, representative or agent of any corporation, association, trust, firm, syndicate, public authority or individual and, as such, to develop, exploit, promote, conduct, manage, operate, improve, extend or liquidate any of the business or property thereof and to aid, conduct, manage or operate any lawful enterprise in connection therewith.

         6. To enter any contract or arrangement with any governmental authority whatsoever; to obtain from any such governmental authority any rights, privileges and concessions which the corporation may deem desirable, and to exercise, comply with and exploit such rights, privileges and concessions.

         7. To borrow or raise moneys for any of the purposes of the corporation and, from time to time, without limit as to amount, to draw, make, accept, endorse, execute and issue promissory notes, drafts, bills of exchange, warrants, bonds, debentures and other negotiable or non-negotiable instruments and instruments and evidences of indebtedness, and to secure the payment of any thereof and of the interest thereon by mortgage upon or pledge, conveyance or assignment in trust of the whole or any part of the property of the corporation, whether at the time owned or thereafter acquired, and to sell, pledge or otherwise dispose of such bonds or other obligations of the corporation for its corporate purposes.

         8. To purchase, manage, sell, receive, lease, own, hold, manage, improve, use and otherwise deal in and with, real property, as principal or agent, in Texas as permitted by Article 4.05 of the Texas Miscellaneous Corporation Laws Act and any other Texas statutes from time to time in force and to take, lease, purchase, or otherwise acquire and to own, use hold, sell, manage, convey, exchange lease, mortgage, improve, develop and otherwise handle, deal in and dispose of real property and interests or rights therein outside Texas.

         9. To purchase or otherwise acquire, own, mortgage, pledge, sell, lease, rent, assign and transfer or otherwise dispose of trade, deal in and to sell, convey, transfer, exchange, pledge, mortgage or otherwise dispose of any properties, interests, rights, devices, facilities, goods, wares, merchandise and personal property of every kind and description.

         10. In general, to carry on any other business in connection with the foregoing, and to have and exercise all the powers conferred by the laws of Texas upon corporations formed under the Texas Business Corporation Act and to do any or all of the things hereinbefore set forth to the same extent as natural persons might or could do.

                                  ARTICLE FOUR

         The aggregate number of shares which the corporation shall have the authority to issue is Ten Million (10,000,000) shares of the par value of ten ($0.10) cents each.

                                  ARTICLE FIVE

         The post office address of its registered office is 3900 One Shell Plaza, in the City of Houston, Harris County, Texas, and the name of its registered agent at such address is Paul W. Wommack.

                                  ARTICLE SIX

         The number of directors constituting the present board is five (5) and their names and addresses are as follows:

         Name                           Street Address
         ----                           --------------
         George P. Mitchell             3900 One Shell Plaza
                                        Houston, Texas 77002

         Bernard F. Clark               3900 One Shell Plaza
                                        Houston, Texas 77002

         B. J. Houck                    3900 One Shell Plaza
                                        Houston, Texas 77002

         M. D. Thompson, Jr.            3900 One Shell Plaza
                                        Houston Texas 77002

         Leland Carter                  1101 Republic Nat'l Bank Tower
                                        Dallas, Texas 75201

                                 ARTICLE SEVEN

         No shareholder shall have a preemptive right to acquire any shares or securities, whether now or hereafter authorized, which may at any time be issued, sold or offered for sale by the corporation.

                                 ARTICLE EIGHT

         The right to cumulate votes in the election of directors is expressly prohibited.

                                  ARTICLE NINE

         Except as may otherwise be provided in the Bylaws, The Board of Directors of this Corporation is expressly authorized to alter, amend or repeal the Bylaws or to adopt new Bylaws of this Corporation, without any action on the part of the shareholders; but the Bylaws made by the Directors and the powers so conferred may be altered or repealed by the shareholders."

         The foregoing constitutes a restatement of the Articles of Incorporation of Mitchell & Mitchell Gas & Oil Corporation which was originally incorporated on February 5, 1946, as Roxoil Drilling, Inc.

         Dated August 12, 1971.

                                       MITCHELL & MITCHELL GAS & OIL CORPORATION

                                       By         /s/ BERNARD F. CLARK
                                         ---------------------------------------
                                                Executive Vice President

                                       By           /s/ HOMER PENN
                                         ---------------------------------------
                                                       Secretary


STATE OF TEXAS

COUNTY OF HARRIS

         I, Minnie M. Adams, a notary public, do hereby certify that on this 12th day of August, 1971, personally appeared before me Bernard F. Clark, who being by me first duly sworn, declared that he is the Exec. Vice Pres. of Mitchell & Mitchell Gas & Oil Corporation, that he signed the foregoing document as Executive Vice President of said corporation, and that the statements therein contained are true.


                                       /s/  MINNIE M. ADAMS
                                       -----------------------------------------
                                       Notary Public in and for
                                       Harris County, Texas

(Seal of Notary)

                                                      [NOTARY STAMP]